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                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND

           Supplement dated December 1, 2000 to the Current Prospectus

This Supplement describes the fund's class J shares, and it supplements certain information in the fund's Prospectus dated April 1, 2000. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

Class J shares are available for purchase only by Japanese investors. Class J shares may only be offered or sold outside the United States and this supplement does not constitute an offer of class J shares to any person who resides within the United States.

1.   RISK RETURN SUMMARY

     Performance Table. The Performance Table is not included because the fund's Class J shares has not had a full calendar year of investment operations.

2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Shareholder Fees (fees paid directly from your investment)

                                                                      Class J

           Maximum Sales Charge (Load) Imposed on Purchases
           (as a percentage of offering price).................       4.00%(1)

           Maximum Deferred Sales Charge (Load) as a percentage
           of original purchase price or redemption proceeds,
           whichever is less)..................................        None

    Annual Fund Operating Expenses (expenses that are deducted from fund assets)

      Management Fees...........................................      0.33%
      Distribution and Service (12b-1) Fees(2)..................      1.00%
      Other Expenses(3).........................................      0.19%
                                                                      -----
      Total Annual Fund Operating Expenses......................      1.52%
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(1)    Class J shares  are sold in Japan  through  financial  institutions.  The sales charge (load) paid by an investor differs depending upon the financial institutions through which the investment is made, but will not exceed 4%. These sales charges (loads) are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's Class J shares.
(2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class J shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and the fund may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). "Other Expenses" do not take into account these expense reductions, and therefore do not represent the actual expenses of the fund. Had these fee
       reductions  been  taken  into  account,   "Total  Annual  Fund  Operating
       Expenses" for Class J shares would be lower, and would be estimated to be 1.51%.
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     Example of Expenses.  The  "Example of Expenses"  table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o    The fund's operating expenses remain the same.

The table is supplemented as follows:

      Share Class              Year 1            Year 3
      -----------              ------            ------

      Class J shares            $548              $861



3.   DESCRIPTION OF SHARE CLASSES

     Five classes of shares of the fund currently are offered for sale, class A shares, class B shares, class C shares, class I shares and class J shares. Class A shares, class B shares, and class C shares are described in the fund's prospectus and are available for purchase by the general public in the United States. Class I shares are described in a supplement to the fund's prospectus and are available for purchase by certain institutional investors. Class J shares are described below.

     Class J Shares. Class J shares are offered exclusively to Japanese investors through financial institutions in Japan. Class J shares are offered at net asset value plus a maximum initial sales charge as follows:

                                          Sales Charge as Percentage of:
     Amount of Purchase             Offering Price         Net Amount Invested


     All amounts                          4.00%                  4.17%



     Distribution and Service Fees. The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class J shares and the services provided to you by your financial institution. The class J annual distribution and service fees are equal to 1.00% (0.25% service fee and 0.75% distribution fee), and are paid out of the assets of class J shares. These fees are paid to MFD by the fund, and MFD in turn pays a portion of these fees to dealers.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

     How to Purchase Shares. You can establish an account by having your financial institution process your purchase. The minimum initial investment and the minimum subsequent investment amounts differ depending upon the financial institution through which the investment is made. These minimums are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

     How to Exchange Shares. Exchanges of class J shares of the fund for class J shares of other MFS funds is permitted only if the funds are sold in Japan through the same distributor and the distributor permits exchanges. Exchange privileges are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

     How to Redeem Shares. You may withdraw all or any portion of the value of your account on any date the fund is open for business by selling your shares to the fund through a financial institution, who may charge you a fee. If the financial institution receives your order prior to the close of regular trading on the New York Stock Exchange and communicates it to MFS before the close of the business on the same day, you will receive the net asset value calculated on that day, reduced by an amount of any income tax required to be withheld.
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5.   INVESTOR SERVICES AND PROGRAMS

     The shareholder services, as described in the Prospectus, do not apply to class J shares, except that shareholders will receive confirmation statements and tax information and will receive all dividend and capital gain distributions in cash.

                The date of this Supplement is December 1, 2000.